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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 30, 2001
                Date of Report (Date of earliest event reported)

                             HA-LO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                      001-13525                       36-3573412
(State or other                 (Commission                    (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

 5800 WEST TOUHY AVENUE, NILES, ILLINOIS                           60714
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (847) 600-3000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On July 30, 2001, HA-LO Industries, Inc., a Delaware corporation (the "Registrant"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the "Court"); two of the Registrant's subsidiaries, Lee Wayne Corporation, an Illinois corporation, and Starbelly.com, Inc., a Delaware corporation, have also filed voluntary petitions with the Court. The Registrant's case has been assigned for initial proceedings (case #: 01-10000) (the "Chapter 11 Case").

     The Registrant continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the Chapter 11 Case and the jurisdiction of the Court.

     On July 30, 2001, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

    On August 1, 2001, the Registrant entered into a $30 million debtor-in-possession credit facility (the "DIP Facility") provided by LaSalle Bank National Association and Comerica Bank. On August 1, 2001, the Court approved all first day motions, including the interim approval of the DIP Facility, the authority to honor all customer deposits, the authority for a vendor payment plan to assure immediate post-petition payment of all trade creditors and the authority to pay employee benefits, wages and compensation. On
August 1, 2001, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

ITEM 5. OTHER EVENTS.

    On July 30, 2001, the New York Stock Exchange (the "NSYE") announced it was immediately seeking to delist shares of the Registrant's common stock because the Registrant is below the NYSE's continued listing criteria relating to a 30 days average share price of less than $1.00.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit Number      Description of Exhibit
     --------------      -----------------------------
     99.1                Press release, dated July 30, 2001
     99.2                Press release, dated August 1, 2001


                                     - 2 -
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HA-LO INDUSTRIES, INC.

August 2, 2001                     By:  /s/ Marc S. Simon
                                        ----------------------------------
                                        Marc S. Simon
                                        Chief Executive Officer & President


                                     - 3 -
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     Exhibit Index.

     Exhibit Number      Description of Exhibit
     --------------      -----------------------------
     99.1                Press release, dated July 30, 2001
     99.2                Press release, dated August 1, 2001